Exhibit 99(5)

National Security Life & Annuity Company	Mail all applications and
100 Court Street	overnight deliveries to:
Binghamton, New York 13901	One Financial Way
Please print all answers.	Cincinnati, Ohio 45242
Variable Annuity Application
1.	Ncore Product Name
2.	Annuitant

First Name	Middle	Last

( )

Street Address	City	State	ZIP	Phone

SS#/Tax ID#:	Sex: ☐ M ☐ F Date of Birth: ______ - _______ - _________

3a. Owner (If different than Annuitant)

First Name		Middle

Last

Street Address

City	State	ZIP

( )

Phone
SS#/Tax ID#

Sex: ☐ M ☐ F	Date of Birth: - -
3b. Joint Owner (If applicable) Owner’s Spouse? ☐ Yes    ☐ No

First Name		Middle

Last

Street Address

City	State	ZIP

( )

Phone
SS#/Tax ID#

Sex: ☐ M ☐ F	Date of Birth: - -

4.	Beneficiary (If you need to provide additional information use Special Requests, Section 14, or enclose a signed letter of instruction.)

Beneficiary Name	☐ Primary	☐ Contingent

Street Address

City	State	ZIP

( )

Date of Birth	Phone

Relationship to Annuitant

Beneficiary Name	☐ Primary	☐ Contingent

Street Address

City	State	ZIP

( )

Date of Birth	Phone

Relationship to Annuitant

5.	Optional Riders
a.	Death Benefit Riders

Annual Step-Up Death Benefit Rider ☐ Yes

b.	Living Benefit Riders

GMIB Plus (Annual Reset) With Investment Restrictions or Asset Allocation Models (Complete Section 12a and 12b1 or 12b3.) ☐ Yes

Guaranteed Principal Protection (GPP) Rider ☐ Yes

If you selected the GPP Rider, you must allocate your purchase payments to a Model in 12b1 (either directly or via DCA) or to the Fixed Account in 12a.

Note: For GMIB Plus Rider with tax qualified contracts the GMIB Rider may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy the minimum distribution rules might result in a dollar-for-dollar or proportional reduction in the benefit base or an inability to exercise the benefit altogether. If you plan to exercise the Rider before or after your required minimum distribution beginning date under the specified contract, you should consider whether the Rider is appropriate for your circumstances.

form ns-4896-ny rev. 2/10	1

6.	Automatic Reset Election ☐ Yes ☐ No

Guaranteed Minimum Income Benefit Rider, (Annual Reset Option)
a.	Conditions for Automatic Reset

An automatic reset will only occur:
i.	until the last contract anniversary on which the GMIB Plus AR is eligible to be reset under its terms; and

ii.	if the contract value as of the contract anniversary used to qualify for a reset exceeds the Guaranteed Earnings Income Base.
On any particular contract anniversary you may undo a reset within 30 days from the reset date.
b.	Effects of Automatic Reset

The Effects of Automatically Resetting are:
i.	the amount you may withdraw each year, where the Guaranteed Earnings Income Base is reduced dollar-for dollar, will increase;

ii.	the amount of your guaranteed monthly income after the 10-year waiting period will increase as long as you do not make any withdrawals; and

iii.	you will have a new 10-year waiting period before you may annuitize under the rider.

Because the effect of resetting is to create a new 10-year period before you can annuitize under the GMIB rider, you should only reset when you anticipate that you will not need to annuitize for at least 10 years. In addition, if your annuity is tax qualified, like an IRA, you should also consider whether you will have to take required minimum distributions from your annuity and whether resetting, with the resulting delay in the date you can annuitize under the GMIB rider, might create tax issues due to the inability to comply with the required minimum distributions provisions of the federal tax laws. If you have any questions on these issues, you should contact your registered representative or your tax adviser.
c.	Termination of Automatic Reset Option

You may terminate the automatic reset election at any time in writing or by Fax Notice to us. Such termination shall only have prospective effect and will not affect any reset which occurred prior to our receiving and acting upon such Notice.

7.	Initial Purchase Payment

	☐ Amount with application $	☐ 1035 exchange/estimated transfer $
8.	Electronic Authorization

By checking “Yes,” I hereby authorize and direct National Security to accept and act upon any electronic instructions (e.g., Internet) from any person who can furnish proper identification, including, but not limited to, my registered representative. I understand and agree that National Security and its affiliates, their directors, trustees, officers, employees, representatives, and agents will not be liable for any loss, expense, or costs arising out of any electronic instructions so long as the procedures for proper identification have been followed. I further agree that the above authorization will continue until National Security receives actual written notice of any change thereof. ☐ Yes

9.	Type of Plan ☐ Non-qualified ☐ Qualified (For qualified plans, select type of plan and payment type below.)

☐ TSA/403(b)	☐ 401(k)	☐ SEP-IRA	☐ Roth IRA	☐ Roth Conversion
☐ IRA	☐ 457	☐ SIMPLE IRA	☐ Pension/Profit Sharing	☐ Other

Payment Type:

☐ Rollover (Plan Distribution)		☐ Contribution
☐ Transfer (Attach transfer form(s).)		$ for tax year ; $ for tax year

form ns-4896-ny rev. 2/10	2

10.	Replacement

Do you have an existing life insurance policy or an annuity? ☐ Yes ☐ No

Will the purchase of this annuity replace or change an existing life insurance policy or an annuity? ☐ Yes ☐ No

(If yes, or 1035 exchange, write insurance company name and contract number in Special Requests, Section 14, and attach any required state replacement and/or transfer forms.)

11.	Rebalancing ☐ Yes

You must allocate to two or more variable Subaccounts to elect rebalancing.

Frequency: (Choose one.) ☐ Quarterly ☐ Semi-Annually ☐ Annually

If this box is checked, variable Subaccounts will be rebalanced to the allocation percentages on this application (unless changed after issue of contract). Rebalancing does not apply to the Fixed Accumulation Account or to the Dow Subaccounts. Certain riders require rebalancing which we will do automatically. The subaccounts in any Model are also automatically rebalanced quarterly.

12a.	Allocation of Purchase Payments (Choose one in 12a and complete 12b as directed.)

	☐	100% Dollar Cost Averaging (DCA) (For Allocations from DCA, indicate in12b2.)

I/we understand that the DCA account value must be at or above the amount that will permit the DCA transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to National Security. (You may not transfer from the DCA Account to the Fixed Accumulation Account. )

		100% Allocation to DCA	☐ 6 Month DCA Account or ☐ 12 Month DCA Account
Frequency: ☐ Monthly or ☐ Quarterly

	☐	100% Immediate Allocation of Purchase Payments to Fixed/Model or Fixed/Variable Subaccounts

% Allocation to Fixed Accumulation Account

% Allocations to Model, Variable Subaccounts and/or Investment Restrictions (Complete 12b1, 12b2 or 12b3.)

	☐	Mixed DCA (less than 100% to DCA) and Immediate Allocations to Model a Variable Subaccount/ Investment Restrictions

		% Allocation to DCA	☐ 6 Month DCA Account or ☐ 12 Month DCA Account
Frequency: ☐ Monthly or ☐ Quarterly

% Fixed Accumulation Account (Not available for ONcore Flex or ONcore Wrap.)

% Immediate Allocations to Model, Variable Subaccounts and/or Investment Restrictions (Complete 12b1, 12b2 or 12b3.)

Total of Allocation to DCA and Allocations above must be 100% (If you choose to DCA transfer into an Asset Allocation Model, indicate Model in 12b1.)

form ns-4896-ny rev. 2/10	3

12b.	Complete appropriate section(s) below as instructed in 12a.
b1.	Asset Allocation Models (You may only be in one Model at any point in time. If you want to take advantage of dynamic models, you must complete Form 7215, Asset Allocation Advisory Agreement.) Neither Model 1 nor Model 5 may be selected with GMIB Plus (Annual Reset) Rider.

☐ Model 1 — Conservative	☐ Model 3 — Balanced	☐ Model 5 — Growth
☐ Model 2 — Moderately Conservative	☐ Model 4 — Moderate Growth
b2.	Variable Subaccounts/DCA ( No more than 18 different Variable Subaccounts may be selected. At least 1% of your initial purchase payment must be allocated for each Variable Subaccount selected.)

Variable Subaccounts	DCA Transfers to:
%	%

%	%

%	%

%	%

%	%

%	%

%	%

%	%

%	%

%	%

%	%	Total must be 100%

b3.	Investment Restrictions (If you have selected a rider with Investment Restrictions and you choose to DCA transfer into the Investment Restrictions, indicate Investment Restrictions in section 12b3.

Note: Minimum and Maximum Percentages indicated in each Category. With Investment Restrictions, no more than 18 different Variable Subaccounts may be selected within all the Categories. Category Totals must equal 100%. At least 1% of your initial purchase payment must be allocated for each Variable Subaccount selected.) With Investment Restrictions, future allocations and transfers must comply with categories to keep GMIB Plus (Annual Reset) Rider.

Category 1 Subaccounts — Minimum [30%] Maximum [60%]

TOTAL ALLOCATION
Morgan Stanley UIF Core Plus Fix Inc Cl II		%
Ohio National Bond		%
Ohio National Money Market		%
PIMCO VIT Real Return Admin		%
PIMCO VIT Total Return Admin		%
Total Allocated		%

Category 2 Subaccounts — All Amounts Not Allocated to Categories 1, 3, or 4, up to a Maximum [70%]

TOTAL ALLOCATION
Dreyfus VIF Appreciation Svc		%
Federated Strategic Value		%
Fidelity VIP Contrafund Svc2		%
Fidelity VIP Equity-Income Svc2		%
Fidelity VIP Growth Svc 2		%
First Trust Target Equity/Income		%
First Trust Target VIP		%
Franklin Flex Cap Growth Securities Cl2		%
Franklin Income Securities Cl4		%
Franklin VIP Founding Funds Alloc Fund Cl4		%
Goldman Sachs VIT Strategic Growth Svc		%
Goldman Sachs VIT Large Cap Value Svc		%
Goldman Sachs VIT Structured U.S. Eq Svc		%
ICONBalanced		%
ICON Income Opportunity		%
ICON U.S. Equity		%
Ivy Funds VIP Asset Strategy		%
Janus Aspen Balanced Svc		%
Janus Aspen Janus Portfolio Svc		%
Lazard Retirement U.S. Strategic Eq Svc		%
Legg Mason Equity		%
Legg Mason Equity Inc Builder ClI		%
Legg Mason Fundamental All Cap Value ClI		%
Legg Mason Large Cap Value ClI		%
MFS VIT Invstrs Grth Stock Series -SC		%
MFS VIT Total Return — SC		%
Morgan Stanley Capital Grwth Cl II		%
Ohio National Nasdaq 100 Index		%
Ohio National S&P 500 Index		%
PIMCO VIT Global Bond Admin		%
Prudential Series Fund Jennison		%
Prudential Series Fund Jn 20/20 Focus		%
Suffolk Bristol		%
Suffolk Bristol Growth		%
Suffolk Omni		%
Templeton Foreign Securities Cl4%		%
Total Allocated		%

form ns-4896-ny rev. 2/10	4	Subaccount List Effective 5/1/10

Category 3 Subaccounts — Maximum [25%]

TOTAL ALLOCATION
Federated High Income Bond		%
Federated International		%
Federated Kaufmann Fund II Svc		%
Fidelity VIP Mid Cap Svc2		%
Janus Aggressive Growth		%
Janus Aspen Overseas Svc		%
Janus Aspen Worldwide Svc		%
Jennison Capital Appreciation		%
JP Morgan Mid-Cap Value*		%
Lazard Retirement International Eqty Svc		%
MFS VIT Mid Cap Growth — SC		%
Morgan Stanley UIF Intl Growth Equity Cl II		%
Neuberger Berman AMT Regency S Cl		%
Goldman Sachs Mid Cap Opportunity		%
Total Allocated		%

*	JPMorgan Subaccounts not available with NScore Lite II or NScore Value.

Category 4 Subaccounts — Maximum [15%]

TOTAL ALLOCATION
ALPS AVS Listed Private Eq Cl II		%
Eagle Capital Growth		%
Federated Intl Small-Mid Company		%
Fidelity VIP Real Estate Svc2		%
Ivy Funds VIP Science and Tech		%
Ivy Global Natural Resources		%
Janus Small Cap Growth		%
JP Morgan Small Cap Core*		%
Lazard Retirement Emerging Mrkts Eq Svc		%
Lazard Retirement U.S. Small Cap Eq Svc		%
MFS VIT New Discovery Series — SC		%
Morgan Stanley UIF US Real Estate Cl II		%
Neuberger Berman Millennium		%
PIMCO CommodityRealReturn Stra Admin		%
Royce Micro-Cap Inv Cl		%
Royce Small-Cap Inv Cl		%
Suffolk Bryton Growth		%
Total Allocated		%

*	JPMorgan Subaccounts not available with NScore Lite II or NScore Value.

Category Totals Must Equal 100%

%	+	%	+	%	+	%	=	%
Category 1		Category 2		Category 3		Category 4		Total Must Equal 100%

13.	Systematic Withdrawals		*If Systematic Withdrawals are being used in conjunction with Dollar Cost Averaging (DCA), the first payout cannot be sent until after the first DCA transfer is processed.
I (we) wish to start a series of withdrawals from the contract issued pursuant to this application as indicated below.
	Payments should begin:	☐ As soon as possible ☐ Month Year
	The total amount of these	☐ 10% of the accumulation value
	withdrawals during a 12 month	☐ % of the accumulation value (cannot exceed 10%)
	period should equal:	☐ $ (cannot exceed 10% of the accumulation value)
	Payments should be made:	☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually
Check one: ☐ I/we am subject to backup withholding. ☐ I/we am not subject to backup withholding.
If you ARE NOT subject to backup withholding, but wish to have Federal income tax withheld, please check here ☐.
Any withdrawals under $500 require EFT (Electronic Funds Transfer).
14.	Special Requests

15.	Notice

The favorable tax treatment provided by federal tax law to opposite-sex spouses is not available to same-sex spouses because of Section 3 of the Federal Defense of Marriage Act, 1 U.S.C.Section 7, enacted in 1996. Same sex spouses are advised to consult a tax advisor prior to the purchase of an annuity product that provides benefits based upon one’s status as a spouse.

form ns-4896-ny rev. 2/10	5

16.	Statement of Applicant

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown on the front and back. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF THE CURRENT PROSPECTUS FOR THE SEPARATE ACCOUNT APPLICABLE TO THE CONTRACT AND ALL AVAILABLE UNDERLYING PORTFOLIOS. I/we agree that no one, except the President, the Secretary, or a Vice President of National Security can make or change any contract. Under penalty of perjury, each Owner certifies that his/her Social Security (or taxpayer identification) number is correct as it appears in this application.

17.	Annuitant Owner’s Signature(s)

Annuitant Signature	Date	Signed at (City/State)

Owner /Applicant Signature (If different from Annuitant)	Date	Signed at (City/State)
(If Trustee, or any Owner’s, signature of all trustees and title, attach a copy of Trust) (If corporation, signature of office and title, attach a copy of Corporate Resolution.)

Joint Owner Signature	Date	Signed at (City/State)

E-mail Address of Owner or of Annuitant if Contract issued to Custodian
18.	Statement of Agent

Will this contract change or replace any existing life insurance policy or an annuity of this or any other company? ☐ Yes ☐ No If yes, explain in Special Requests, Section 14.

I certify that I am authorized and qualified to discuss this contract. I also certify that I witnessed the Applicant’s signature.

Agent Full Name (Print)	Agent Signature	Agent’s License ID Number

Agent Phone Number	Broker/Dealer Name	National Security Agency Code

Rep. Option:	Client ID (For Linking):

form ns-4896-ny rev. 2/10	6

19. Variable Subaccount Options
Effective 5/1/10

Subaccount	Investment Adviser (Subadviser)
Ohio National Fund, Inc.
Aggressive Growth Portfolio	(Janus Capital Management LLC)
Balanced Portfolio	(ICON Advisers, Inc.)
Bond Portfolio	Ohio National Investments, Inc.
Bristol Portfolio	(Suffolk Capital Management, LLC)
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)
Capital Appreciation Portfolio	(Jennison Associates LLC)
Capital Growth Portfolio	(Eagle Asset Management, Inc.)
Equity Portfolio	(Legg Mason Capital Management Inc)
High Income Bond Portfolio	(Federated Investment Management Company)
Income Opportunity Portfolio	(ICON Advisers, Inc.)
International Portfolio	(Federated Global Investment Management Corp.)
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)
Mid Cap Opportunity Portfolio	(Goldman Sachs Management Co. LLC)
Millennium Portfolio	(Neuberger Berman Management LLC.)
Money Market Portfolio	Ohio National Investments, Inc.
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.
Omni Portfolio	(Suffolk Capital Management, LLC)
S&P 500 Index® Portfolio	Ohio National Investments, Inc.
Small Cap Growth Portfolio	(Janus Capital Management LLC)
Strategic Value Portfolio	(Federated Equity Management Company of Pennsylvania)
Target Equity/Income Portfolio	(First Trust Advisors L.P.)
Target VIP Portfolio	(First Trust Advisors L.P.)
U.S. Equity Portfolio	(ICON Advisers, Inc.)

ALPS Variable Insurance Trust (Class II Shares)
AVS Listed Private Equity Portfolio	ALPS Advisors, Inc. (Red Rocks Capital LLC)

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	The Dreyfus Corporation (Fayez Sarofim & Co.)

Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania

Fidelity® Variable Insurance Products Fund (Service Class 2 Shares)
VIP Contrafund® Portfolio	Fidelity Management & Research Company
VIP Equity-Income Portfolio	Fidelity Management & Research Company
VIP Growth Portfolio	Fidelity Management & Research Company
VIP Mid Cap Portfolio	Fidelity Management & Research Company
VIP Real Estate Portfolio	Fidelity Management & Research Company

Franklin Templeton Variable Insurance Products Trust (Class 4 Shares)
Franklin Flex Cap Growth Securities Fund	Franklin Advisers, Inc.
Franklin Income Securities Fund	Franklin Advisers, Inc.
Templeton Foreign Securities Fund	Templeton Investment Counsel, LLC
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Templeton Services, LLC (1)

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Strategic Growth Fund	Goldman Sachs Asset Management, L. P.
Goldman Sachs Large Cap Value Fund	Goldman Sachs Asset Management, L. P.
Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs Asset Management, L. P.

Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company

Janus Aspen Series (Service Shares)
Balanced Portfolio	Janus Capital Management LLC
Janus Portfolio	Janus Capital Management LLC
Overseas Portfolio	Janus Capital Management LLC
Worldwide Portfolio	Janus Capital Management LLC

form ns-4896-ny rev. 2/10	7

19. Variable Subaccount Options
Effective 5/1/10
(continued)

Subaccount	Investment Adviser (Subadviser)
J P Morgan Insurance Trust (Class 1)
JPMorgan Insurance Trust Mid Cap Value Portfolio[2]	J. P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio[2]	JPMorgan Investment Management, Inc.

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U. S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC

Legg Mason Partners Variable Equity Trust (Class I Shares)
Legg Mason ClearBridge Variable Equity Income Builder Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)
Legg Mason ClearBridge Variable Fundamental
All CapValue Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)
Legg Mason ClearBridge Variable Large Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)

MFS® Variable Insurance TrustSM (Service Shares)
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company
MFS® New Discovery Series	Massachusetts Financial Services Company
MFS® Total Return Series	Massachusetts Financial Services Company

Morgan Stanley The Universal Institutional Funds, Inc. (Class II Shares)
Morgan Stanley UIF Core Plus Fixed Income Portfolio	Morgan Stanley Investment Management Inc.
Morgan Stanley UIF Capital Growth Portfolio	Morgan Stanley Investment Management Inc.
Morgan Stanley UIF International Growth Equity Portfolio	Morgan Stanley Investment Management Inc.
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley Investment Management Inc.

Neuberger Berman Advisers Management Trust (Class S Shares)
AMT Regency Portfolio	Neuberger Berman Management LLC

PIMCO Variable Insurance Trust (Administrative Shares)
Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC
Total Return Portfolio	Pacific Investment Management Company LLC
Real Return Portfolio	Pacific Investment Management Company LLC
CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC

The Prudential Series Fund, Inc. (Class II Shares)
Jennison Portfolio	Prudential Investments LLC (Jennison Associates LLC)
Jennison 20/20 Focus Portfolio	Prudential Investments LLC (Jennison Associates LLC)

Royce Capital Fund (Investment Shares)
Royce Micro-Cap Portfolio	Royce & Associates, LLC
Royce Small-Cap Portfolio	Royce & Associates, LLC

[1]	Franklin Templeton Services, LLC is the administrator for Franklin Templeton VIP Founding Funds Allocation Fund, which invests in shares of other series of Franklin Templeton Variable Insurance Products Trust. The advisers of the underlying funds are Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited.

[2]	Not available with NScore Lite II or NScore Value.

form ns-4896-ny rev. 2/10	8

20. Asset Allocation Models
Effective 5/1/10
Your registered representative will help you select one of five Asset Allocation Models with an objective most closely correlated to your financial goals, time horizon, and risk tolerance. All Model portfolios are subject to market risk, financial risk, and sector risk. Additional significant risks affect each portfolio to the extent it might invest in certain kinds of securities, which in turn affect a Model to the extent of its allocation to that portfolio. Primary risks and other potential investment risks of a portfolio are discussed in the prospectus. The Bristol and Bryton Growth Portfolios were added to certain Models at the request of National Security.

Model 1: Conservative

Commodity RealReturn® Strategy Portfolio	2%
International Growth Equity Portfolio	2%
Global Bond Portfolio (Unhedged)	3%
Lazard Retirement International Equity Portfolio	3%
Franklin Flex Cap Growth Securities Fund	5%
Goldman Sachs Large Cap Value Fund	8%
High Income Bond Portfolio	10%
Real Return Portfolio	14%
Total Return Portfolio	53%

Model 2: Moderately Conservative

Millennium Portfolio	2%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	2%
Commodity RealReturn® Strategy Portfolio	2%
Morgan Stanley UIF U.S. Real Estate Portfolio	2%
Royce Small-Cap Portfolio	2%
Global Bond Portfolio (Unhedged)	3%
Bristol Portfolio	3%
Jennison 20/20 Focus Portfolio	3%
International Growth Equity Portfolio	4%
Franklin Flex Cap Growth Securities Fund	5%
Lazard Retirement International Equity Portfolio	6%
High Income Bond Portfolio	7%
Goldman Sachs Large Cap Value Fund	9%
Real Return Portfolio	10%
Total Return Portfolio	40%

Model 3: Balanced

Millennium Portfolio	2%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	2%
Commodity RealReturn® Strategy Portfolio	2%
Lazard Retirement Emerging Markets Equity Portfolio	2%
Royce Small-Cap Portfolio	2%
High Income Bond Portfolio	3%
Morgan Stanley UIF U.S. Real Estate Portfolio	3%
Bryton Growth Portfolio	3%
Bristol Portfolio	3%
Jennison 20/20 Focus Portfolio	3%
Global Bond Portfolio (Unhedged)	5%
Real Return Portfolio	5%
International Growth Equity Portfolio	7%
Lazard Retirement International Equity Portfolio	8%
Franklin Flex Cap Growth Securities Fund	9%
Goldman Sachs Large Cap Value Fund	14%
Total Return Portfolio	27%

Model 4: Moderate Growth

Commodity RealReturn® Strategy Portfolio	2%
Real Return Portfolio	2%
Royce Small-Cap Portfolio	2%
Millennium Portfolio	3%
Morgan Stanley UIF U.S. Real Estate Portfolio	3%
Lazard Retirement Emerging Markets Equity Portfolio	3%
Bryton Growth Portfolio	3%
Bristol Portfolio	3%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	4%
Jennison 20/20 Focus Portfolio	5%
Global Bond Portfolio (Unhedged)	8%
International Growth Equity Portfolio	9%
Total Return Portfolio	10%
Lazard Retirement International Equity Portfolio	11%
Franklin Flex Cap Growth Securities Fund	14%
Goldman Sachs Large Cap Value Fund	18%

Model 5: Growth

Commodity RealReturn® Strategy Portfolio	2%
Total Return Portfolio	2%
Morgan Stanley UIF U.S. Real Estate Portfolio	2%
Millennium Portfolio	3%
Global Bond Portfolio (Unhedged)	3%
Royce Small-Cap Portfolio	3%
Bryton Growth Portfolio	3%
Bristol Portfolio	3%
Lazard Retirement Emerging Markets Equity Portfolio	4%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	5%
Jennison 20/20 Focus Portfolio	7%
International Growth Equity Portfolio	11%
Lazard Retirement International Equity Portfolio	13%
Franklin Flex Cap Growth Securities Fund	18%
Goldman Sachs Large Cap Value Fund	21%

form ns-4896-ny rev. 2/10	9